Exhibit 24


                       POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of JMB Realty Corporation, the corporate general partner of Carlyle Real Estate Limited Partnership - XI, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer or directors a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 31st day of January, 1995.


JUDD D. MALKIN
Judd D. Malkin                          Chairman and Director


NEIL G. BLUHM
Neil G. Bluhm                           President and Director


H. RIGEL BARBER
H. Rigel Barber                         Chief Executive Officer


JEFFREY R. ROSENTHAL
Jeffrey R. Rosenthal                    Chief Financial Officer


      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer and directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 31st day of January, 1995.


                                        GARY NICKELE
                                        Gary Nickele



                                        GAILEN J. HULL
                                        Gailen J. Hull



                                        DENNIS M. QUINN
                                        Dennis M. Quinn

                                                    Exhibit 24


                       POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of JMB Realty Corporation, the corporate general partner of Carlyle Real Estate Limited Partnership - XI, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer or directors a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 31st day of January, 1995.


STUART C. NATHAN
Stuart C. Nathan                        Executive Vice
                                        President, Director of
                                        General Partner


A. LEE SACKS
A. Lee Sacks                            Director of General
Partner


      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer and directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 31st day of January, 1995.


                                        GARY NICKELE
                                        Gary Nickele



                                        GAILEN J. HULL
                                        Gailen J. Hull



                                        DENNIS M. QUINN
                                        Dennis M. Quinn

                                                    Exhibit 24


                       POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of JMB Realty Corporation, the corporate general partner of Carlyle Real Estate Limited Partnership - XI, does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officer, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 20th day of February, 1995.


GLENN E. EMIG
Glenn E. Emig                           Chief Operating Officer


      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officer, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1994, and any and all amendments thereto, the 20th day of February, 1995.


                                        GARY NICKELE
                                        Gary Nickele



                                        GAILEN J. HULL
                                        Gailen J. Hull



                                        DENNIS M. QUINN
                                        Dennis M. Quinn